SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): February 9, 1998

                                 ---------------


                             DHB CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-22429
                            (Commission File Number)



   Delaware                              0-22429                 11-3129361
--------------------------------------------------------------------------------
(State or other jurisdiction            (Commission            (IRS Employer
of incorporation)                       File Number)         Identification No.)



               11 Old Westbury Road, Old Westbury, New York 11568
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 997-1155



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets:1

On February 9, 1998, Registrant ("DHB Capital Group, Inc.") acquired all of the outstanding common equity securities of Lanxide Armor Products, Inc. and Lanxide Electric Components, Inc. pursuant to an Assignment Agreement dated as of February 6, 1998 by and between DHB Capital Group, Inc. ("DHB") and E.I Du Pont de Nemours and Company ("DuPont") and a Transfer Agreement, dated as of February 6 1998 by and among Lanxide Corporation ("Lanxide"), DHB, Lanxide Armor Products, Inc. ("LAP"), Lanxide Electronic Components, Inc. ("LEC") and Lanxide Technology Company, L.P. ("LTC).

Lanxide had executed and delivered to PNC Bank, Delaware (the "Bank"), a Revolving Credit and Time Note dated February 24, 1993, in the original principal amount of $5,970,000 (the "Note").

DuPont had executed a Guarantee Agreement in favor of the Bank pursuant to which
DuPont   guaranteed   certain   obligations  of  Lanxide  under  the  Note  (the
"Guarantee").

In connection with the Guarantee, DuPont and Lanxide entered into a Loan Guarantee Letter Agreement, dated December 15, 1992 (the "Letter Agreement") pursuant to which Lanxide granted to DuPont, as collateral, the option to require Lanxide to either (1) transfer all of the shares of Lanxide Armor Products, Inc. and Lanxide Electronics Components, Inc. ("Option 1") or (ii) transfer all of the shares of LAP and to cause its affiliate Lanxide Technology Company, L.P. to transfer its 9.9% interest in DuPont Lanxide Composites, LP and 10% of the outstanding shares of common stock of DuPont Lanxide Composites, Inc. ("Option 2"), to DuPont upon the occurrence of certain events, including Lanxide's notification to DuPont that it does not intend to meet its obligations under the Note.

By letter dated February 6, 1998 Lanxide notified DuPont that it was not able to meet its obligation under the Note and pursuant to the Assignment Agreement DHB purchased and acquired from DuPont, all of DuPont's right, title and interest under the Letter Agreement relating to Option 1 (the "Assignment").

Pursuant to the Transfer Agreement DHB notified lanxide that it elects to acquire all of the outstanding common equity securities of LEC and LAP pursuant to Option 1 and Lanxide conveyed, assigned, transferred and delivered to DHB all of the Equity Securities pursuant of Option 1. In consideration of the Assignment and the Transfer DHB paid DuPont an aggregate cash payment of $4,800,000.

Upon receipt of such payment, DuPont immediately paid the Bank $5,745,758.33, plus additional daily interest and late fees that were required to be paid in order for the Bank to be paid in full.

The Transfer Agreement also provides for the continued licensing of certain technology to LEC and LAP by Lanxide Technology Company, LP which company is owned by Lanxide.

The amount of consideration paid by DHB to DuPont was arrived at by arms length negotiations between the parties. The source of the funds for the transaction was a loan to DHB from David H. Brooks, Chairman, CEO and the principal stockholder of DHB, in the amount of Six Million Dollars ($6,000,000) to be used for the $4,800,000 purchase price as well as to provide DHB with additional working capital which may be needed for the operations of LEC and LAP. The loan from Mr. Brooks to DHB is evidenced by a Promissory Note in the principal amount of Six Million Dollar, bearing interest at the rate of twelve percent (12%) per annum, with principal and interest due and payable on March 1, 1999. The loan is secured by substantially all of the assets of DHB pursuant to a Loan and Security Agreement entered into on Feburary 9, 1998, the date of the Loan.

Both LEC and LAP are based in Newark, Delaware. LEC is a supplier of silicon carbide/aluminum composites to the electronics industry.

LEC is focused on serving the needs of the electronics industry by providing unique solutions to thermal management, packaging and structual challenges encountered in many high performance commercial, aerospace, and military applications.

LEC's  manufacturing   facility  is  equipped  with  manufacturing  systems  for
high-volume, continuous processing and low-volume batch type processing.

LAP is involved in research and development of advanced armor systems based on proprietary ceramic and metal matrix composite materials, in the design and analysis of ceramic faced/composite backed armors, and in the manufacture of ceramic matric composites-hard materials for armor, and composite armor panels and parts for lighwwight protection of personnel, vehicles, and aircraft.

DHB's present intention is to continue operating both of these company.

LAP is currently and has been a supplier of hard armor plates and DuPont is currently and has been a supplier of ballistic fabric to companies in DHB Armor Group Inc. , a wholly owned subsidiary of DHB.

Item 7. Financial Statement and Exhibits:

(a)      Financial Statements of businesses acquired
(b)      Pro forma financial information.

         It is impracticable to provide any required financial statements and any pro form a financial information which may be required at the time of the filing of this report on Form 8-K.

The required financial statements and required pro forma financial information, if any, will be filed as an amendment to this report on Form 8-K as soon as practicable but not later than 60 days after this report on Form 8-K is required be filed.

(c)      Exhibits

Unless otherwise noted the following exhibits are filed herewith:

1. Assignment Agreement dated as of February 6, 1998 by and between DHB Capital Group, Inc. and E.I. du Pont de Nemours and Company.

2. Transfer Agreement, dated as of February 6, 1998 by and among Lanxide Corporation, DHB Capital Group, Inc. Lanxide Armor Products, Inc, Lanxide Electronic Components, Inc. and Lanxide Technology Company, L.P.

3. Notification Letter from Lanxide Corporation to E.I. duPont de Nemours and Company dated February 6, 1998.

4. Negotiable Promissory Note form DHB Capital Group, Inc. to David Brooks dated February 9, 1998.

5. Loan and Security Agreement between DHB Capital Group, Inc. and David Brooks dated February 9, 1998. *

                  *To be supplied by amendement to this report.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DHB Capital Group, Inc
                                                 Registrant


Date  February 24, 1998                          /s/ David H. Brooks
                                                 -------------------
                                                 David H. Brooks, Chairman & CEO

EXHIBIT INDEX




1. Assignment Agreement dated as of February 6, 1998 by and between DHB Capital Group, Inc. and E.I. du Pont de Nemours and Company

2. Transfer Agreement, dated as of February 6, 1998 by and among Lanxide Corporation, DHB Capital Group, Inc, and Lanxide
         Technology Company, LP.

3. Notification Letter from Lanxide Corporation to E.I. du Pont de Nemours and Company dated February 6, 1998.

4. Negotiable Promissory Note from DHB Capital Group, Inc. to David Brooks dated February 9, 1998.

5. Loan and Security Agreement between DHB Capital Group, Inc. and David Brooks dated February 9, 1998. *

                           *To be supplied by Ammendment.

                                                                       EXHIBIT 1

                              ASSIGNMENT AGREEMENT

                  ASSIGNMENT AGREEMENT (this "Agreement"), dated as of February 6, 1998 by and between DHB Capital Group, Inc. ("DHB") and E. I. du Pont de Nemours and Company ("DuPont").

                  WHEREAS, Lanxide Corporation ("Lanxide") has executed and delivered to PNC Bank, Delaware (f/k/a/ Bank of Delaware) (the "Bank"), a Revolv ing Credit and Time Note dated February 24, 1993, in the original principal amount of $5,970,000 (as amended, the "Note");

                  WHEREAS, DuPont has executed a Guarantee Agreement in favor of the Bank pursuant to which DuPont guaranteed certain obligations of Lanxide under the Note (as amended, the "Guarantee");

                  WHEREAS, in connection with the Guarantee, DuPont and Lanxide entered into a Loan Guarantee Letter Agreement, dated December 15, 1992 (as amended, the "Letter Agreement") pursuant to which Lanxide has granted to DuPont, as collateral, the option to require Lanxide to either (i) transfer all of the shares of Lanxide Armor Products, Inc. ("LAP") and Lanxide Electronics Components, Inc. ("LEC") ("Option 1") or (ii) transfer all of the shares of LAP and to cause its affiliate Lanxide Technology Company, L.P. to transfer its 9.9% interest in Du Pont Lanxide Composites, L.P. and 10% of the outstanding shares of common stock of Du Pont Lanxide Composites, Inc. ("Option 2"), to DuPont upon the occurrence of certain events, including Lanxide's notification to DuPont that it does not intend to meet its obligations under the Note; and

                  WHEREAS, Lanxide has notified DuPont that it is not able to meet its obligations under the Note.

                  NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

                  1. Assignment of Rights; Transfer of LEC Preferred Stock.

                         (a) DuPont hereby sells, conveys, assigns and transfers
to DHB, and DHB hereby purchases and acquires from DuPont, all of DuPont's right, title and interest under the Letter Agreement relating to Option 1 (the "Assignment"). DHB hereby agrees to select Option 1 and understands that Option 2 is not being offered.

                         (b)  DuPont  represents  and  warrants  that it has not
transferred its interest in the Letter Agreement to any other party or suffered any lien or encum brance thereon.

                         (c)  DuPont  hereby  transfers  all of the  outstanding
shares of preferred stock of LEC to DHB and waives any and all rights relating thereto (the "Transfer").

                  2. Purchase Price; Payment of Indebtedness; etc. In consider ation of the Assignment and the Transfer, upon the execution of this Agreement:

                         (a) DHB shall  immediately  pay to DuPont an  aggregate
cash payment of $4,800,000 via a wire transfer of immediately available funds to the following account:

                           Chase Manhattan Bank, N.Y.
                           Account Number:  910-1-012723
                           Account Name: E.I. du Pont de Nemours and Company ABA Routing Number: 021000021

                         (b)  Upon  receipt  of  such   payment,   DuPont  shall
immediately wire transfer to the account set forth in the letter from the Bank to Lanxide and DuPont, dated February 4, 1998, a copy of which is attached hereto (the "Payoff Letter"), immediately available funds in an amount equal to $5,745,758.33, plus any additional daily interest and late fees that are required to be paid pursuant to the Payoff Letter in order for the Bank to be paid in full.

                         (c) DHB  hereby  acknowledges  and agrees  that  DuPont
makes no representation or warranty regarding the business, operations or assets of Lanxide, LEC or LAP and that DuPont has no obligation or liability with respect to such entities.

                         (d) The parties hereto understand and agree that DHB is
solely responsible for making a determination as to the suitability of this transaction for DHB's intended purposes. DHB has conferred with legal counsel and has had an opportunity to review information necessary to make its own independent, informed decisions concerning this transaction. Further, neither party makes any representa tions or warranties as to (i) the enforceability of this transaction (but each shall comply with terms and conditions of this Agreement and shall proceed with this transaction in good faith) or (ii) DHB's prospective ability to exercise the Option to select LEC and LAP pursuant to the Letter Agreement. DHB is not relying on any representations, warranties or other statements made by DuPont or on behalf of DuPont, but rather is relying upon its own analysis or such other information as it deems appropriate. Each party recognizes that Lanxide may be financially insolvent.

                  3. Miscellaneous.

                         (a) This  Agreement may be amended,  modified or supple
mented at any time by written agreement of the parties hereto.

                         (b) This Agreement contains the entire understanding of
the parties hereto with respect to its subject matter and supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

                         (c)  Should any  provision  of this  Agreement  for any
reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provi sions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law.

                         (d) This  Agreement  and all of the  provisions  hereof
shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but except as contemplated herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto.

                         (e) This  Agreement  is not  intended  and shall not be
deemed to confer upon or give any person except the parties hereto and their respective successors and permitted assigns any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

                         (f) This  Agreement may be executed  simultaneously  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         (g) This Agreement shall be governed by the laws of the
State of Delaware, without regard to the principles of conflicts of law thereof.


                             SIGNATURE PAGE FOLLOWS

                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first written above.


                                                     DHB CAPITAL GROUP, INC.


                                                     By:
                                                           Name:
                                                           Title:


                                                     E.I. DU PONT DE NEMOURS AND
                                                     COMPANY


                                                     By:
                                                           Name:
                                                           Title:

                                                                       EXHIBIT 2


                               TRANSFER AGREEMENT

                  TRANSFER AGREEMENT, dated as of February 6, 1998 by and among Lanxide Corporation ("Lanxide"), DHB Capital Group, Inc. ("DHB"), Lanxide Armor Products, Inc. ("LAP"), Lanxide Electronic Components, Inc. ("LEC") and Lanxide Technology Company, L.P. ("LTC").

                  WHEREAS, pursuant to the terms of the Assignment Agreement (the "Assignment Agreement"), dated as of February 6, 1998, by and between DHB and E. I. du Pont de Nemours and Company ("DuPont"), DuPont has assigned all of its right, title and interest under the Letter Agreement (as defined in the Assignment Agreement) relating to Option 1 (as defined in the Assignment Agreement); and

                  WHEREAS, Lanxide, in connection with the execution of this Agreement, is simultaneously notifying DuPont that it does not intend to meet its obligations under the Note (as defined in the Assignment Agreement).

                  NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

                  1. Transfer of LEC and LAP.

                         (a) DHB  hereby  notifies  Lanxide  that it  elects  to
acquire all of the outstanding common equity securities of LEC and LAP (the "Equity Securities") pursuant to Option 1.

                         (b) Lanxide  hereby  conveys,  assigns,  transfers  and
delivers to DHB all of the Equity Securities (the "Equity Sale") pursuant to Option 1.

                         (c)  Notwithstanding  the Equity  Sale,  Lanxide  shall
retain custody, to the extent permitted by law, of (i) all information covered by LAP's U.S. Government Facility Clearance until DHB obtains a U.S. Government Facility Clearance covering such information and (ii) all assets covered by LAP's Federal Firearms License until DHB obtains a Federal Firearms License covering such assets.

                         (d) DHB  hereby  agrees  to use its best  efforts,  and
Lanxide hereby agrees to assist DHB in connection therewith, to cause LEC and LAP to hire, at a minimum, all of the persons employed as of February 2, 1998, by LEC and LAP, respectively, upon substantially the same wages that such persons were receiving from LEC and LAP as of February 2, 1998 and consistent with current benefits provided by DHB to its employees..

                         (e)  DHB  hereby  agrees  to  the  cancellation  of the
outstanding shares of preferred stock of LEC that DuPont is transferring to DHB pursuant to the Assignment Agreement and waives any and all rights relating thereto.

                         (f) Lanxide hereby represents and warrants to DHB that:
(i) the Equity Securities constitute all of the issued and outstanding common equity of LEC and LAP, other than certain options to acquire securities of LEC held by employees of LEC representing no more than 10% of the common equity of LEC; (ii) accounts payable of LEC are not greater than $506,000 and the accounts payable of LAP are not greater than $320,000; (iii) all rent on real estate occupied by LEC and LAP at Marrows Road has been paid through March 31; (iv) LAP rent at Forge Road through March 31 will be paid by Lanxide; (v) the attached Equipment List repre sents machinery and equipment owned or leased by LEC and LAP and, to the extent necessary for operations, is in satisfactory working condition; (vi) financial state ments and other documents provided to DHB by Lanxide in connection with the transactions contemplated thereby, are to the best knowledge of Lanxide, true and correct in all material respects or to be completed; (vii) Lanxide is current on its real estate taxes; and (viii) utilities, including telephone through the date hereof will be paid by Lanxide from the proceeds of asset sales. Lanxide will use its best efforts to ensure that telephone service will not be shut off pending such payments. EXCEPT FOR THE FOREGOING REPRESENTATIONS AND WARRANTIES, LANXIDE HAS NOT MADE AND DOES NOT HEREBY MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES OF ANY NATURE AND DHB ACKNOWLEDGES AND AGREES THAT IT IS ACQUIRING LEC AND LAP PURSUANT TO THE OPTION ON AN "AS IS WHERE IS" BASIS.

                         (g)  DHB  hereby  releases  Lanxide  from  any  further
obligation or liability under the Guarantee Agreement.

                  2. Sale of LAP Equipment.

                         (a) DHB hereby sells, conveys,  assigns,  transfers and
delivers to LTC, and LTC hereby purchases and acquires from DHB, all of the assets set forth on Schedule 1 hereto (the "Asset Sale").

                         (b)  In  consideration  of the  Asset  Sale,  upon  the
execution of this Agreement, LTC shall immediately pay an aggregate cash payment of $1.00 to DHB.

                         (c)  Lanxide  agrees to require  any  purchaser  of the
assets set forth on Schedule 1 hereto from LTC to provide adequate assurance that such purchaser will provide castable MMC Ingot to LEC on a basis no less favorable than those made available to any other customer of like quantity and quality of MMC Ingot.

                  3. License Agreement.

                         (a) LTC and LEC each agrees that the License Agreement,
dated as of July 25, 1995, between LTC and LEC is hereby amended in the manner set forth in Schedule 2 hereto, effective as of the date hereof.

                         (b) LTC and LAP each agrees that the License  Agreement
dated as of March 31, 1987, between LTC and LAP (f/k/a Lanxide Products Com pany, Inc.) is hereby amended in the manner set forth in Schedule 3 hereto, effective as of the date hereof.

                  4. Miscellaneous.

                         (a) Notwithstanding  anything to the contrary contained
in this Agreement, no party hereto shall have any obligation or liability under this Agree ment until DHB pays DuPont $4,800,000 in accordance with Section 2(a) of the Assignment Agreement.

                         (b)  All  of  the  transactions  contemplated  by  this
Agreement shall be deemed to have occurred simultaneously, and no such transaction shall be deemed to have been consummated until all such transactions have been consum mated.

                         (c) This  Agreement may be amended,  modified or supple
mented at any time by written agreement of the parties hereto.

                         (d) This Agreement contains the entire understanding of
the parties hereto with respect to its subject matter and supersedes all prior agreements and understandings, oral and written, with respect to its subject matter.

                         (e)  Should any  provision  of this  Agreement  for any
reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provi sions shall remain in full force and effect and the application of such invalid or unenforceable provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall be valid and be enforced to the fullest extent permitted by law.

                         (f) This  Agreement  and all of the  provisions  hereof
shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but except as contemplated herein, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto. Nothing contained herein shall prohibit DHB from selling LEC with its license from LTC or require Lanxide's consent thereto.

                         (g) This  Agreement  is not  intended  and shall not be
deemed to confer upon or give any person except the parties hereto and their respective succes sors and permitted assigns any remedy, claim, liability, reimbursement, cause of action or other right under or by reason of this Agreement.

                         (h) This  Agreement may be executed  simultaneously  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         (i) This Agreement shall be governed by the laws of the
State of Delaware, without regard to the principles of conflicts of law thereof.



                             SIGNATURE PAGE FOLLOWS

                  IN WITNESS WHEREOF, the parties hereto have executed this Transfer Agreement as of the date first written above.

                                                  LANXIDE CORPORATION


                                                  By:
                                                  Name:
                                                  Title:


                                                  DHB CAPITAL GROUP, INC.


                                                  By:
                                                  Name:
                                                  Title:


                                                  LANXIDE ARMOR PRODUCTS, INC.


                                                  By:
                                                  Name:
                                                  Title:


                                                  LANXIDE ELECTRONIC
                                                     COMPONENTS, INC.


                                                  By:
                                                  Name:
                                                  Title:



                                                  LANXIDE TECHNOLOGY
                                                    COMPANY, L.P.


                                                  By:
                                                  Name:
                                                  Title:

                                                                       EXHIBIT 3



[GRAPHIC-LANXIDE LOGO]                               LANXIDE CORPORATION
                                         TRALEE INDUSTRIAL PARK NEWARK, DE 19711
                                                   TELEPHONE (802)434-0244



                                February 6, 1998


E.I. du Pont de Nemours and Company
DuPont Building
1007 Market Street
Wilmington, DE 19898
Attention:  Mr. Robert Paonessa

Gentlemen:

         This letter serves to notify you pursuant to the terms of the Loan Guarantee Letter Agreement dated December 15, 1992 between E.I. du Pont de Nemours and Company ("DuPont") and Lanxide Corporation ("Lanxide"), as amended (the "Letter Agreement"), that Lanxide does not intend to meet its obligations under the Revolving Credit and Time Note dateD February 24, 1993 (as amended, the "Note"), executed by Lanxide in favor of PNC Bank, Delaware (f/k/a/ Bank of Delaware)(the "Bank"). Lanxide understands that DuPont is assigning its right under the Letter Agreement to DHB Capital Group, Inc. ("DHB") and Lanxide hereby consents to such assignment.

         This letter also serves to evidence the agreement between DuPont and Lanxide that upon DuPont's receipt of a wire transfer in the amount of $4,800,000 from DHB pursuant to the terms of the Assignment Agreement dated as of the date hereof between DuPont and DHB (the "Assignment Agreement"), DuPont:
(i) shall wire transfer to the account set forth in the letter from the Bank to Lanxide, dated February 4, 1998, a copy of which is attached hereto (the "Payoff Letter"), immediately available funds in an amount equal to $5,745,758.33, plus any additional daily interest and late fees that are required to be paid pursuant to the Payoff Letter in order for the Bank to be paid in full; and (ii) agrees that Lanxide shall be released from any and all obligations and liabilities to DuPont under the Letter Agreement.

E.I. du Pont de Nemours and Company
February 6, 1998
Page 2

         This letter further serves to evidence the agreement between DuPont and Lanxide that upon the payment by DuPont of the Payoff Payment, Lanxide agrees to cancel its line of credit with the Bank.

         If the foregoing correctly sets forth our understanding, please sign the acknowledgement set forth below.


                                             Sincerely,


                                             LANXIDE CORPORATION

                                             By: s/sMarc S. Newkirk
                                             ----------------------
                                             Marc S. Newkirk
                                             President and Chief Executive
                                             Officer

Acknowledged and Agreed
This 6th day of  February, 1998

E.I. du Pont de Nemours and Company

By:_________________
   Name:
   Title:

                                                                       EXHIBIT 4

                           NEGOTIABLE PROMISSORY NOTE

$6,000,000.00

                                                                February 9, 1998


         FOR VALUE RECEIVED, the undersigned, DHB CAPITAL GROUP INC., whose corporate offices are located at 11 Old Westbury Road, Old Westbury NY 11568 (the "Maker") does hereby promise to pay to the order of DAVID BROOKS, whose residence is located at 20 Red Ground Road, Old Westbury, NY 11568 (the "Holder"), the principal sum of Six Million Dollars, ($6,000,000), (the "Principal"), together with interest at the rate of twelve per cent (12%) per annum.

         Principal and interest shall be due and payable on March 1, 1999.

         Upon any default, hereunder, the Maker and any signer, guarantor or endorseR hereof shall pay all costs of collection, including attorney's fees, whether or not suit is commenced, paid or incurred in enforcing this note.

         All Principal and interest hereunder is payable in lawful money of the United States of America at the residence of the Holder at the address shown above, or at such other place as may be designated in writing by the Holder of the Note, in immediately available funds.

         The Maker of this Note for itself and its legal representatives, successors and assignors, hereby expressly waives presentment, demand, protest, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, any exemption or other provision of bankruptcy laws or insolvency laws, and consents that the Holder hereof may release or surrender, exchange or substitute any personal property or other collateral security now held or which may hereafter be held as security for the payment of the Note, and may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

         All agreements between the Maker and the Holder hereof are hereby expressly limited so that no contingency or event whatsoever, whether by reason oF acceleration of the maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid to the Holder hereof for the use, forbearance or detention of the indebtedness evidenced hereby exceed the maximum permissible amount paid or agreed to be paid to the Holder hereof under applicable law. If for any circumstance whatsoever, fulfillment of any provision hereof or at the time performance of such provision shall be due, shall involve transcending the limit of the validity prescribed by law, them ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the Holder hereof should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the payment of interest. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate, then this Note shall be governed by such new law as of its effective date.

         This Note and all transactions hereunder and/or evidenced herein shall be governed by, construed and enforced in accordance with the laws of the New York.

         IN WITNESS HEREOF, the Maker has caused this Note to be executed as of the date first above written.


                                                   DHB CAPITAL GROUP INC.

                                                   /s/Mary Kreidell
                                                   ----------------
                                                   Mary Kreidell
                                                   Secretary




County of:   Broward
State of:    Florida

/s/Beverly A. Fitzgerald
------------------------
Beverly A. Fitzgerald

Notary Public




*The above individual is personally known to me.